                                                                    EXHIBIT 10.8


                 FOUNDERS SHARES REGISTRATION RIGHTS AGREEMENT
                 ---------------------------------------------


     THIS FOUNDERS SHARES REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of August 18, 1999, by and among divine interVentures, inc., a Delaware corporation (the "Corporation"), and each Person who becomes a party hereto as provided in Section 9.9 hereof (the "Purchasers").

                                R E C I T A L S
                                ---------------

     A. In connection with the Corporation's 1999 Stock Purchase Plan, the Purchasers have executed Subscription Agreements (the "Subscription Agreements") in which they have agreed to purchase shares (the "Founders Shares") of Common Stock (as defined below) at a purchase price of $0.001 per share.

     B. The Corporation is requiring that the Purchasers enter into this Agreement as a condition to the Corporation's acceptance of their subscriptions for the Founders Shares.

     C. The Corporation deems it desirable to enter into this Agreement in order to induce the Purchasers to purchase the Founders Shares pursuant to the Subscription Agreements.

                                   AGREEMENTS
                                   ----------

     In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions.  As used in this Agreement.
          -----------

     "Class A Common Stock" means the Class A Common Stock, $0.001 par value per share, of the Corporation.

     "Class B Common Stock" means the Class B Common Stock, $0.001 par value per share of the Corporation.

     "Commission" means the United States Securities and Exchange Commission or any successor thereto.

     "Common Stock" means the Class A Common Stock and the Class B Common Stock.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, as the same shall be in effect from time to time.

     "IPO" means the Corporation's first underwritten public offering of shares of Common Stock pursuant to a registration statement filed with the Commission.

     "Person" means an individual, corporation, partnership, limited liability company, limited partnership, syndicate, person (including, without limitation, a "Person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

     "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act.

     "Registrable Shares" means at any time (i) any shares of Class A Common Stock then outstanding which are Founders Shares or were issued upon conversion of Founders Shares, (ii) any shares of Class A Common Stock then issuable upon conversion of outstanding Founders Shares, (iii) any shares of Class A Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect or in replacement of any shares referred to in (i) or (ii); and (iv) any shares of Class A Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i) or (ii); provided, however, that Registrable Shares shall not include any shares which have been (a) disposed of pursuant to an effective registration statement under the Securities Act, (b) sold or otherwise transferred in a transaction in which the rights under the provisions of this Agreement have not been assigned, or (c) sold pursuant to Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the then-existing right to acquire such Registrable Shares (by conversion or otherwise), whether or not such acquisition actually has been effected.

     "Rule 144" means Rule 144 (including Rule 144(k)) of the Commission under the Securities Act or any similar provision then in force under the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, as the same shall be in effect from time to time.

     2.   Piggyback Registration.
          ----------------------

          2.1  Right to Piggyback. After the consummation of an IPO, whenever
               ------------------
the Corporation proposes to register Common Stock under the Securities Act (other than pursuant to a registration statement filed on Form S-8 or Form S-4, or any successor forms, or otherwise filed in connection with a merger, acquisition, exchange offer or other business combination transaction or an offering of securities solely to the Corporation's existing security holders or employees), whether for sale on its own account or pursuant to a demand for registration by other holders of shares of Common Stock, and the registration form to be used may be used for the registration of any Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice to all holders of the Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares (subject to, and in accordance with, the priorities set forth in Sections 2.2 and 2.3 below) with respect to which the Corporation has received written requests for inclusion within twenty (20) days after the Corporation's notice. Notwithstanding the foregoing, if a Piggyback Registration is not an underwritten registration, the Corporation shall not be required to include any Registrable Shares held by any Person in such Piggyback Registration if such Person, at the time of the filing of the registration statement for such Piggyback Registration, would be permitted to sell all of the Registrable Shares held by such Person, without registration, pursuant to Rule 144 or Rule 701 under the Securities Act.

           2.2  Priority on Non-Demand Registrations. If a Piggyback
                ------------------------------------
Registration is an underwritten registration on behalf of the Corporation that does not constitute a "demand" registration required pursuant to an agreement with the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be marketed (a) at a price per share reasonably related to the then-current market value per share of the Common Stock, and (b) without materially and adversely affecting the entire offering, the Corporation will include in such registration:

     (i) first, the shares of Common Stock that the Corporation proposes to sell;

     (ii) second, any shares of Common Stock held by stockholders of the Corporation requested to be included in such registration which, pursuant to the terms of the agreements granting the registration rights applicable to such shares (whether entered into prior to or after the date of this Agreement), are entitled to priority in such registration over the Registrable Shares, and in such relative priorities as they may be entitled; and

     (iii) third, the Registrable Shares, and any other shares of Common
Stock held by stockholders of the Corporation which are not entitled to priority over the Registrable Shares, requested to be included in such registration, pro
                                                                            ---
rata among the holders of such Registrable Shares and other shares on the basis
----
of the number of shares which are owned by such holders and requested to be included in such registration.

           2.3  Priority on Demand Registrations. If a Piggyback Registration is
                --------------------------------
an underwritten registration pursuant to a demand for registration by other holders of shares of Common Stock and the managing underwriters advise the Corporation in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be marketed (a) at a price per share reasonably related to the then-current market value per share of the Common Stock, and (b) without materially and adversely affecting the entire offering, the Corporation will include in such registration:

     (i) first, the shares of Common Stock requested to be included therein by the holders on behalf of whom such registration has been initially requested and any securities that the Corporation proposes to sell, to the extent, and in such relative priorities as, permitted in such "demand" registration;

     (ii) second, any other shares of Common Stock held by stockholders of the Corporation requested to be included in such registration which, pursuant to the terms of the agreements granting the registration rights applicable to such shares (whether entered into prior to or after the date of this Agreement), are entitled to priority in such registration over the Registrable Shares, and in such relative priorities as they may be entitled; and

     (iii) third, the Registrable Shares, and any other shares of Common Stock held by stockholders of the Corporation which are not entitled to priority over the Registrable Shares, requested to be included in such registration, pro rata
                                                                       --- ----
among the holders of such Registrable Shares and other shares on the basis of the number of shares which are owned by such holders and requested to be included in such registration.

          2.4  Right to Terminate Registration.  The Corporation shall have the
               -------------------------------
right to withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not any holder of its securities has elected to include securities in such registration.

     3.   Registration Procedures.  Whenever the holders of Registrable Shares
          -----------------------
have requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use its reasonable best efforts to effect the registration and sale of such Registrable Shares and, pursuant thereto, the Corporation will as expeditiously as reasonably possible:

               (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby, determined as hereinafter provided;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement;

               (c) furnish to each seller of Registrable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller;

               (d) notify each seller of such Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, the Corporation will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made (and such sellers shall suspend the use of the prospectus until the requisite changes thereto have been made);

               (e) use its reasonable efforts to cause all such Registrable Shares to be listed on each securities exchange or market on which the Common Stock is then listed;

               (f) use its reasonable efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities;

               (g) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

               (h) enter into such customary agreements (including underwriting agreements in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Shares;

               (i) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

               (j) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if any such stop order shall be issued (and, if such stop order shall be issued, such sellers shall suspend the use of the prospectus until it shall be withdrawn);

               (k) at the request of the managing underwriters in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement (i) an opinion of counsel, addressed to the underwriters, covering such matters as such underwriters and sellers may reasonably request, including such matters as are customarily furnished in connection with an underwritten offering; and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters, covering such matters as such underwriters may reasonably request, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Corporation included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act; and

               (l) notwithstanding any provision of this Section 3 to the contrary, the Corporation shall not be required to amend or supplement a prospectus if (i) such amendment or supplement would require the Corporation to disclose a material financing, acquisition or other transaction then being pursued by the Corporation and the Corporation shall determine in good faith that such disclosure is not in the best interests of the Corporation or would interfere with such transaction or (ii) the Corporation shall determine in good faith that there is a valid business purpose or reason for suspending the use of such prospectus in accordance with Section 3(d) hereof instead of making such amendment or supplement.

     For purposes of Sections 3(a) and 3(b), the period of distribution of Registrable Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Shares in any other registration shall be deemed to extend until the earlier of (i) the sale of all Registrable Shares covered thereby and (ii) the end of the period of distribution for the Corporation or the holders of its shares of Common Stock on whose behalf the registration has initially been made.

     4.   Registration Expenses.
          ---------------------

          4.1  Corporation's Expenses. All expenses incident to the
               ----------------------
Corporation's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities, listing fees, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Corporation (all such expenses being herein called "Registration Expenses") shall be borne by the Corporation.

          4.2  Holder's Expenses. Notwithstanding anything to the contrary
               -----------------
contained herein, each holder of Registrable Shares shall bear and pay all underwriting discounts and commissions and transfer taxes applicable to the Registrable Shares sold for such holder's account and all fees and disbursements of counsel such holder retains in connection with the registration of Registrable Shares.

     5.   Indemnification.
          ---------------

          5.1  By the Corporation. The Corporation agrees to indemnify, to the
               ------------------
extent permitted by law, each holder of Registrable Shares, its managers, officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including without limitation, attorneys' fees) ("Liabilities") caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Shares. The payments required by this Section 5.1 will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

          5.2  By Each Holder.  In connection with any registration statement in
               --------------
which a holder of Registrable Shares is participating, each such holder shall furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any Liabilities resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Shares, and the liability of each such holder of Registrable Shares under this Section 5 shall be limited to the net amount received by such holder from the sale of Registrable Shares pursuant to such registration statement.

          5.3  Procedure.  Any Person entitled to indemnification hereunder
               ---------
shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          5.4  Contribution. To the extent any indemnification by an
               ------------
indemnifying party provided for in this Section 5 is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          5.5  Survival.  The indemnification and contribution provided for
               --------
under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

     6.   Compliance with Rule 144. In the event that the Corporation (a)
          ------------------------
registers a class of securities under Section 12 of the Exchange Act, (b) issues an offering circular meeting the requirements of Regulation A under the Securities Act, or (c) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any holder who proposes to sell securities in compliance with Rule 144 of the Commission, the Corporation will
(i) forthwith furnish to such holder, upon request, a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rule may be amended from time to time, and (ii) use its reasonable best efforts to make available to the public and such holders such information as will enable the holders to make sales pursuant to Rule 144.

     7.   Participation in Underwritten Registrations.  No Person may
          -------------------------------------------
participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell its shares of Common Stock on the basis provided in any underwriting arrangements approved by the Corporation or any other Person or Persons entitled to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     8.   Holdback Agreements. Each holder of Registrable Shares agrees not to
          -------------------
effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, (i) during the seven (7) days prior to and during the one hundred and eighty (180) days following the effective date of an IPO (except as part of such underwritten registration), or (ii) during the seven (7) days prior to and during the ninety (90) days following the effective date of an underwritten Public Offering, other than an IPO (except as part of such underwritten registration), in each case unless the underwriters managing the registered Public Offering otherwise agree. Each holder of Registrable Shares agrees to enter into customary lock-up agreements consistent with the foregoing if requested by any underwriter of any such Public Offering.

     9.   Miscellaneous.
          -------------

          9.1  Other Registration Rights.  The Corporation may hereafter grant
               -------------------------
to any Person or Persons the right to request the Corporation to register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of the Registrable Shares.

          9.2  Assignment of Registration Rights.  The registration rights of
               ---------------------------------
any Purchaser under this Agreement with respect to any Registrable Shares may be assigned to any Person who acquires such Registrable Shares; provided that (a)
                                                             --------
the assigning Purchaser shall give the Corporation written notice at or prior to the time of such assignment stating the name and address of the assignee and identifying the shares with respect to which the rights under this Agreement are being assigned; (b) such assignee shall agree in writing, in form and substance reasonably satisfactory to the Corporation, to be bound as a Purchaser by the provisions of this Agreement; and (c) immediately following such assignment the further disposition of such securities by such assignee is restricted under the Securities Act.

          9.3  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto, whether so expressed or not.

          9.4  Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          9.5  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience of reference only and do not constitute a part of, and shall not be utilized in interpreting, this Agreement.

          9.6  Notices.  Any notices required or permitted to be sent hereunder
               -------
shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Corporation, and shall be deemed to have been given upon delivery, if delivered personally, three days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

     If to the Corporation, to:

           divine interVentures, inc.
           676 North Michigan Avenue
           Suite 3410
           Chicago, Illinois  60611
           Attention:     Michael P. Cullinane
                          Executive Vice President
                          and Chief Financial Officer

     with a copy to:

           Katten Muchin & Zavis
           525 West Monroe Street
           Suite 1600
           Chicago, Illinois  60661
           Attention:     Mark D. Wood, Esq.

     If to the Purchasers or other holders of Registrable Shares, to the addresses set forth in the stock records of the Corporation,

          9.7  Governing Law.  All questions concerning the construction,
               -------------
validity and interpretation of this Agreement, and the performance of the obligations imposed by this Agreement, shall be governed by the laws of the State of Illinois applicable to contracts made and wholly to be performed in that state.

          9.8  Final Agreement.  This Agreement, constitutes the complete and
               ---------------
final agreement of the parties concerning the matters referred to herein and supersedes all prior agreements and understandings.

          9.9  Execution.  A Person who has executed a Subscription Agreement
               ---------
and signs a signature page hereto shall become a party hereto upon the issuance to such Person of Preferred Shares for which such Person has subscribed. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

          9.10 No Strict Construction.  The language used in this Agreement will
               ----------------------
be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be used against any party.

                        *       *      *      *      *

     IN WITNESS WHEREOF, the corporation has executed this Agreement on the date first set forth above.


                         divine interVentures, inc.

                         By: /s/ Larry S. Freedman
                            ____________________________________________________

                         Its: Secretary
                              __________________________________________________
                          divine interVentures, inc.
                          COUNTERPART SIGNATURE PAGE
                                      TO
                    FOUNDERS REGISTRATION RIGHTS AGREEMENT
                    --------------------------------------


     The undersigned hereby executes the Founders Shares Registration Rights Agreement by and among divine interVentures, inc. (the "Corporation") and certain persons who own issued and outstanding shares of Common Stock of the Corporation and hereby authorizes this signature page to be attached as a counterpart of such document executed by the Corporation. The undersigned hereby agrees to be bound by, and shall be entitled to the rights and benefits of, the terms and provisions of the Founders Shares Registration Rights Agreement.


Dated: August __, 1999



                              --------------------------------------------------
                              (Signature)



                              --------------------------------------------------
                              (Print Name of Purchaser)